UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2023

Date of Report (Date of earliest event reported)

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 South Saunders Rd., Suite 300
Lake Forest, IL 60045

(Address of principal executive offices) (Zip Code)

(224) 419-7106

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ASRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.

On April 25, 2023, Assertio Holdings, Inc., a Delaware corporation (the “Company” or “Assertio”), issued a press release announcing its entry into an Agreement and Plan of Merger, dated as of April 24, 2023 (the “Merger Agreement”), by and among the Company, Spade Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Spectrum Pharmaceuticals, Inc., a Delaware corporation (“Spectrum”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Spectrum (the “Merger”), with Spectrum surviving such Merger as a wholly owned subsidiary of the Company.

On April 25, 2023, a copy of the document furnished as Exhibit 99.1 was disseminated by the Company in connection with the announcement of the Merger.

The information in Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward Looking Statements

The statements in this communication include forward-looking statements concerning the Company the proposed transactions and other matters. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this communication relate to, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; risks that the new businesses will not be integrated successfully or that the combined company will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company’s products; the growth, change and competitive landscape of the markets in which the combined company participates; expected industry trends, including pricing pressures and managed healthcare practices; variations in revenues obtained from commercialization agreements, including contingent milestone payments, royalties, license fees and other contract revenues, including non-recurring revenues, and the accounting treatment with respect thereto; the Company’s ability to obtain and maintain intellectual property protection for its products and operate its business without infringing the intellectual property rights of others; the commercial success and market acceptance of the Company’s products, including the coverage of the Company’s products by payors and pharmacy benefit managers; the entry and sales of generics of the Company’s products, including Indocin products which are not patent protected and may face generic competition at any time; the outcome of, and the Company’s intentions with respect to, any litigation or investigations, including antitrust litigation, opioid-related investigations, opioid-related litigation and related claims for negligence and breach of fiduciary duty against the Company’s former insurance broker, and other disputes and litigation, and the costs and expenses associated therewith; the ability of the Company’s third-party manufacturers to manufacture adequate quantities of commercially salable inventory and active pharmaceutical ingredients for each of the Company’s products, and the Company’s ability to maintain its supply chain, which relies on single-source suppliers; and our counterparties’ compliance or non-compliance with their obligations under our agreements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the sections captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Many of these risks and uncertainties may be exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. The Company does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of the Company and Spectrum and that also constitutes a prospectus of the Company. Each of the Company and Spectrum may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that the Company or Spectrum may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of the Company and Spectrum. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about the Company, Spectrum and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.assertiotx.com or by contacting the Company’s Investor Relations Department by email at investor@assertiotx.com. Copies of the documents filed with the SEC by Spectrum will be available free of charge on Spectrum’s website at www.sppirx.com or by contacting the Company’s Investor Relations Department atir@sppirx.com.

Participants in the Solicitation

The Company and Spectrum and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the proposed transactions contemplated by the joint proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of the Company and Spectrum in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, is contained in its Annual Report on Form 10-K for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated April 3, 2023, which are filed with the SEC. Information regarding Spectrum’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is available in its Annual Report on Form 10-K for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated April 27, 2022, which are filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or Spectrum using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Merger Announcement Conference Call Script, dated April 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2023	ASSERTIO HOLDINGS, INC.

	By:	/s/ Daniel A. Peisert
	Name:	Daniel A. Peisert
	Title:	President and Chief Executive Officer